UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
Amendment No. 1

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 26, 2014

HYATT HOTELS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-34521	20-1480589
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

71 South Wacker Drive, 12th Floor
Chicago, IL		60606
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (312) 750-1234
Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

Item 5.02: Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(d) This Amendment No. 1 on Form 8-K/A (this “Amendment”) amends the Current Report on Form 8-K (the “Original Filing”) of Hyatt Hotels Corporation (the “Company”) filed with the Securities and Exchange Commission on March 27, 2014.
The Original Filing disclosed that Mr. Jason Pritzker had been appointed to the Company’s Board of Directors. This Amendment is being filed in order to disclose information required by Item 404(a) of Regulation S-K with respect to Mr. Pritzker. Except as stated herein, this Amendment does not modify or update any other information contained in the Original Filing.
The direct or indirect material interests of Mr. Jason Pritzker in the transactions disclosed under the heading “Certain Relationships and Related Party Transactions” in the Company's Definitive Proxy Statement on Schedule 14A, filed with the Securities and Exchange Commission on April 4, 2014, is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hyatt Hotels Corporation

Date: April 4, 2014	By:	/s/ Rena Hozore Reiss
Rena Hozore Reiss
Executive Vice President, General Counsel and Secretary